[THE VANGUARD GROUP LOGO]

                    VANGUARD(R) MASSACHUSETTS TAX-EXEMPT FUND
              SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 9, 1998

PORTFOLIO  MANAGER
Daniel S. Solender has replaced Christopher M. Ryon as Fund Manager of the Massachusetts Tax-Exempt Fund. Mr. Solender has worked in investment management since 1987 and has managed portfolio investments since 1992. He is a Chartered Financial Analyst, and holds a B.A. degree from Columbia University and an M.B.A. degree from the University of Chicago.



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